© 2022 Texas Capital Bank Member FDIC April 20, 2022 Q1-2022 Earnings

2 Forward-looking Statements This communication contains “forward-looking statements” within the meaning of and pursuant to the Private Securities Litigation Reform Act of 1995 regarding, among other things, our financial condition, results of operations, business plans and future performance. These statements are not historical in nature and may often be identified by the use of words such as “expect,” “estimate,” “anticipate,” “plan,” “may,” “will,” “forecast,” “could,” “should,” “projects,” “targeted,” “continue,” “become,” “intend” and similar expressions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent and various uncertainties, risks, and changes in circumstances that are difficult to predict, may change over time, are based on management’s expectations and assumptions at the time the statements are made and are not guarantees of future results. A number of factors, many of which are beyond our control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These factors include, but are not limited to, credit quality and risk, the COVID-19 pandemic, industry and technological changes, cyber incidents or other failures, disruptions or security breaches, interest rates, commercial and residential real estate values, economic and market conditions in Texas, the United States or internationally, fund availability, accounting estimates and risk management processes, the transition away from the London Interbank Offered Rate (LIBOR), legislative and regulatory changes, business strategy execution, key personnel, competition, mortgage markets, fraud, environmental liability and severe weather, natural disasters, acts of war or terrorism or other external events. These and other factors that could cause results to differ materially from those described in the forward-looking statements, as well as a discussion of the risks and uncertainties that may affect our business, can be found in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and in other filings we make with the Securities and Exchange Commission. The information contained in this communication speaks only as of its date. Except to the extent required by applicable law or regulation, we disclaim any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

3 Serving strong core Texas markets with expanded coverage and a complete set of capabilities Improving client relevance and diversifying our revenue base Attracting high-quality talent with significant experience Our Distinct Opportunity Operating from a de-risked position of financial strength

4 Performance Metrics Return on Average Assets 0.18% 0.67% 0.47% >1.10% Return on Average Tangible Common Equity5 2.1% 8.4% 5.0% >12.5% CET1 9.4% 11.1% 11.5% 9%–10% Where We Started Where We Are Going Balance Sheet 2020 2021 Q1 2022 2025 FY Average Liquidity Assets4 (% of Total Average Assets) 28% 37% 35% >20% FY Average Indexed Deposits (% of Total Deposits) 36% 27% 25% <15% Where We Started Where We Are Going Income Statement 2020 2021 Q1 2022 2025 Investment Banking and Trading Income (% of Total Revenue)1 2.5% 2.8% 2.1% ~10% Treasury Product Fees2 (% of Total Revenue)1 1.6% 2.6% 3.6% ~5% Non-interest Income3 (% of Total Revenue)1 11.2% 13.4% 10.0% 15%–20% Strategic Performance Drivers Announced September 1st Talent Frontline Talent Growth 1.0x 1.4x 1.6x 2.3x

5 Our Path Forward Operating Model Aligned to our Vision, Grounded in our Values Clear Strategic Direction and Fortitude to Deliver Organized Around Client Delivery  Product & Industry Specialization  Frontline Growth  Technology New Products and Services  Treasury Solutions  Private Wealth  Investment Banking Expanding Coverage  Business Banking  Middle Market Banking  Corporate Banking Evaluating Opportunities for Growth  Disciplined Capital Management  Structured Criteria Guiding Programmatic Investment  Optimizing Capital Allocation Across the Portfolio Committed to Financial Resilience Resulting business model poised to generate structurally higher, more sustainable earnings through enhanced fee income and decreased thru-cycle asset sensitivity Our ability to serve our clients, access markets, and support our community through cycles is a strategic multiplier Risk Management  Granular Risk Rating System  Values Driven Culture  Improved Portfolio Positioning Capital and Liquidity  1Q22 CET1: 11.5%  1Q22 Avg. Liquidity Assets4: 35% of Avg. Assets  YoY TBV6 Growth: 3.0%

New Products and Services

Recent Progress

Treasury Solutions

- Steady growth in core operating deposits continues; Treasury Product Fees up 33%, YoY
- Internally developed, digital Commercial Onboarding Platform in market this quarter. Moving from RM guided to self-serve by year end 2022

Private Wealth

- AUM increased 37% YoY with $581MM or 81% of the increase resulting from net organic flows
- Strategic review of Private Wealth complete; accelerating realization of product roadmap and hiring plan to take advantage of market opportunity

Investment Banking

- Underwrote the first high yield debt issuance transaction as a co-manager for a Real Estate client of the Bank
- Winning additional sell-side mandates through focused Banker partnerships
- Key front-line, Risk, and Operations talent now in place

Upcoming Milestones

Treasury Solutions

- Zelle payment solutions for small business and consumer clients in market during Q2 2022
- Application Programming Interface (API) payment and information reporting strategy underway with multi-phase deliverables through-out 2022 and 2023

Private Wealth

- Remapping and improving client service model to better integrate across full product suite and improve scalability
- Digital consumer onboarding goes live in Q2 2022, significantly improving account opening process and client experience

Investment Banking

- Corporate Securities Trading, TBA Hedging, and Gestation Financing products are all expected to go live in Q2 2022
- Corporate Loan Trading and Mortgage Whole Loan Trading available in late Q2 or early Q3 2022

Focused on What Matters

- Driving new operating-account relationships to improve balances and fee income
- Continuing to advance our Private Wealth platform through banker partnership and augmented capabilities
- Establishing competitive offering of advisory-based products and services to help our clients access the capital markets and mitigate risk to grow fees in partnership with existing lines of business

Financial Performance

Financial Performance	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	YoY
Assets Under Management ($B)	$2.0	$2.2	$2.5	$2.7	$2.7	37%
Treasury Product Fees[3] ($M)	$5.5	$5.7	$5.8	$6.0	$7.4	33%
Wealth Management & Trust Fee Income ($M)	$2.9	$3.1	$3.4	$3.8	$3.9	37%
Investment Banking and Trading Income ($M)	$5.8	$8.1	$4.1	$6.5	$4.2	-28%
Income From Areas of Focus ($M)	$14.2	$16.9	$13.4	$16.3	$15.5	9%

Texas Capital Bancshares, Inc.

6

Expanding Coverage

Recent Progress

Business Banking

- Segment specific credit underwriting is working – defined risk appetite, efficient underwriting, and informed decisioning
- Successfully adding banking, treasury solutions, and credit talent
- Banking leadership now in place in each of our five Texas markets

Middle Market Banking

- Deliberate go to market strategy is showing tangible results as loans and gross PxV are up 10%, and 18% YoY, respectively
- Proactive partnership with the investment bank continues resulting in additional sell-side mandates
- Current market penetration levels allow for continued outsized market share gains

Corporate Banking

- Front, middle, and back-office alignment on client selection, go-to-market strategy, risk appetite, and product needs
- Loan pipeline throughout Corporate Banking remains robust and Treasury products are hitting the mark
  - Mandated new loans up ~160% over Q1 originations; gross PxV is up 21% YoY

Focused on What Matters

- Filling out highly differentiated coverage model that better aligns bankers, product, and expertise to support existing and new clients
- Positioning expanded industry specialization alongside local market coverage and decision-making to do what is right for the client
- Programmatic technology investments focused on earning the right to be there for our clients and ensuring our client experience remains a competitive advantage

Financial Performance (Period End)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	YoY
Business, Middle Market, and Corporate Banking Talent	1.0x	1.2x	1.4x	1.7x	2.1x	
Business, Middle Market, and Corporate Banking Deposits ($B)	$6.3	$7.0	$7.0	$7.7	$7.1	14%
C&I Loans[7] ($B)	$8.9	$9.3	$9.9	$10.5	$11.0	23%
Real Estate Loans ($B)	$5.8	$5.6	$5.2	$4.8	$4.9	-15%

Texas Capital Bancshares, Inc.

7

8 Focused on the Future Current Financial Priorities Building Tangible Book Value // Reinvesting organically generated capital to improve client relevance and create a more valuable franchise Investment // Re-aligning the expense base to directly support the business and investing aggressively to take advantage of market opportunities that we are uniquely positioned to serve Revenue Growth // Growing top- line revenue as a result of expanded banking capabilities for best-in-class clients in our Texas and national markets Flagship Results Proactive, disciplined engagement with the best clients in our markets to provide the talent, products, and offerings they need through their entire life-cycles Structurally higher, more sustainable earnings driving greater performance and lower annual variability Consistent communication, enhanced accountability, and a bias for action ensure execution and delivery Commitment to financial resilience allowing us to serve clients, access markets, and support communities through all cycles Higher quality earnings and a lower cost of capital drive a significant expansion in incremental shareholder returns that can be maintained through all cycles

Financial Performance

Financial Highlights ($M)	Q1 2021	Q4 2021	Q1 2022
Net Interest Income	$194.8	$194.0	$183.5
Non-Interest Revenue	44.4	31.5	20.3
Total Revenue	239.2	225.5	203.8
Non-Interest Expense	150.3	146.6	153.1
PPNR[8]	88.8	78.8	50.7
Provision for Credit Losses	-6.0	-10.0	-2.0
Income Tax Expense	22.9	23.7	13.1
Net Income	71.9	65.1	39.7
Preferred Stock Dividends	3.8	4.3	4.3
Net Income to Common	68.2	60.8	35.3

Key Performance Metrics			
Return on Average Assets	0.73%	0.69%	0.47%
PPNR[8] / Average Assets	0.90%	0.84%	0.60%
Efficiency Ratio[9]	62.9%	65.0%	75.1%
EPS	$1.33	$1.19	$0.69
Return on Average Common Equity	10.08%	8.36%	4.97%

- Net income to common of $35.3 million, or $0.69 per diluted share
- Market-driven contraction in Mortgage Finance Loan balances resulted in modest declines in quarterly and YoY net interest income which were partially offset by continued execution on defined growth initiatives
- Strategic focus on expanding products and services resulting in steady growth in certain fee categories—service charges on deposits and wealth management fees are higher both YoY and QoQ (31% and 17%, respectively)
  - Investment banking and trading income lower both YoY and QoQ due to slower market activity, but pipeline remains strong with anticipated growth in 2H2022
- Continued improvement in criticized loan balances and non-performing assets drove a $2.0 million negative provision
  - Criticized loans declined $106.8 million QoQ to 2.20% of LHI
    - Declined $469.0 million YoY, or 50%
  - Non-performing assets declined $13.2 million QoQ to 0.27% of LHI
    - Declined $38.4 million YoY, or 39%
- Non-interest expense continues to grow as anticipated, with a larger-portion increasingly allocated to higher-value activities directly supporting our defined strategy
  - Total NIE up $2.8 million, or 2% YoY, with salaries and benefits up $12.6 million or 14% as front-line C&I banking talent up 2.1x YoY
- Book value impacted by a decline in AOCI of $158 million due primarily to the steady rise in the long end of the treasury yield curve since the start of the year. As part of the Bank's proactive interest rate risk mitigation strategy, $1.0 billion of securities were transferred to HTM from AFS on 3/1/2022

Texas Capital Bancshares, Inc.

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10 50% 47% 49% 51% 53% 55% 57% 59% 61% Q1 2022 EOP $9.6B $10.0B $8.4B $7.6B $8.0B $7.9B $5.7B $5.8B Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 MFLs $5.8B $5.6B $5.2B $4.8B $4.9B Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 $8.9B $9.3B $9.9B $10.5B $11.0B Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Loan Portfolio 11 Average Mortgage Finance Loans11 Period End Loan Trends (excl. PPP) Utilization Rates10  C&I7 Loan balances continue to trend favorably and grew 16% annualized during the quarter and 23% YoY with broad based market share gains driven primarily by new client acquisition  Moderating payoffs coupled with consistent origination trends led to 14% QoQ annualized increase in Real Estate Loans  Rapidly rising mortgage rates in the first quarter of 2022 significantly impacted the purchase and refinance volumes, resulting in average MFLs11 declining 27% QoQ C&I Loans7 Real Estate Loans 50% LTM Average

11 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% Se p- 15 D ec -1 5 M ar -1 6 Ju n- 16 Se p- 16 D ec -1 6 M ar -1 7 Ju n- 17 Se p- 17 D ec -1 7 M ar -1 8 Ju n- 18 Se p- 18 D ec -1 8 M ar -1 9 Ju n- 19 Q1 2022 EOP $14.4B $15.8B $14.2B $13.4B $8.2B $7.6B $6.9B $6.1B $10.9B $7.2B $7.0B $5.9B Q1 2021 Q4 2021 Q1 2022 0.24% 0.20% 0.19% 0.19% 0.20% 0.29% 0.29% 0.28% 0.28% 0.30% Avg Cost of Deposits Total Funding Costs Deposits and Fundings Funding CostsDeposit Composition (Average) Non-interest BearingIndexed  Composition of the funding base continues to show improvement  DDA deposits comprise 53% of total deposits, compared to 45% a year ago  Continued proactive reduction of $1.4B of high-cost, high-beta indexed deposits at the end of Q1 2022, cumulatively $3.9B over the last 5 quarters  Funding costs remained stable with an upward bias as interest rates are rising Historical Rates Paid Betas Interest Bearing Q1 2022 EOP $17.5B $17.9B $17.5B $15.7B $13.6B $13.9B $13.2B $11.4B $2.4B $1.8B $1.6B $1.2B $1.1B $0.9B $0.7B $0.5B $12.2B $13.2B $14.4B $15.1B $15.4B $15.8B $14.2B $13.4B Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Interest Bearing Core Interest Bearing Brokered DDAs Average Deposit Trends IB Rate IB excl. Indexed Rate Fed Funds Upper Target 89% Cumulative Beta 76% Cumulative Beta 33% 24% 43% 23% 24% 53% $33.5B $30.6B $28.1B $25.4B $32.1B $32.9B $33.5B $32.0B $30.1B $30.6B $28.1B $25.4B Total Deposit Rate 57% Cumulative Beta

NII Sensitivity

Standard Model Assumptions
100bp & 200bp Parallel Shocks

- **Loan Balances:** Static
- **Deposit Balances:** Static
  - **Indexed Deposits:** Ratio held constant at 23%
- **Loan Spreads:** Current Levels
- **Total Deposit Beta:** ~50%
- **Investment Portfolio:** Ratio held constant

TCBI NII Sensitivity



$94M
$39M
12.0%
5.0%
$125M
$49M
17.4%
6.8%
$149M
$71M
20.0%
9.5%
Q1 2021
Q4 2021
Q1 2022
+100bps Shock
+200bps Shock

	Q1 2021	Q4 2021	Q1 2022
Base NII[12]	$782M	$718M	$745M

Texas Capital Bancshares, Inc.

Loan Repricing Detail // Excl. MFLs[11]

($15.9B of Gross LHI Excl. MFLs[11])	Q1 2022
Fixed	**18%**
Prime	18%
1 Month	51%
3 Month	4%
6 Month	1%
12+ Month	9%
Variable	**82%**
Total	**100%**

Upward Rate Change Moves from Floors // Excl. MFLs[11]

(Variable Rate Loans at Floors)

($M)	+25bps or less	25-50 bps	50-75 bps	75-100 bps	>100 bps
LBR1	$873	$479	$487	$84	$370
LBR3	178	5	13	0	0
Prime	226	176	300	36	268
Total	**$1,277**	**$660**	**$799**	**$120**	**$638**
Cumulative Total	**$1,277**	**$1,937**	**$2,736**	**$2,856**	**$3,494**
Cumulative % Above Floor	37%	55%	78%	82%	100%

- The asset sensitivity profile of the bank has increased over the last year as loans began rising off floors in Q1 and overall, the deposit composition is more focused on noninterest bearing deposits
- LHI excl. MFLs[11]: 18% fixed / 82% variable
  - 38% ($5.0B) of variable loans have floors
  - 70% ($3.5B) of variable loans with floors are at their floors
- The 50 basis point rise in rates anticipated in May will release 55% of LHI excl. MFLs[11] with floors from their floors

- The Mortgage Finance Loan[11] portfolio represents 27% of LHI with the majority tied to 1 month LIBOR which rose 35 bps in Q1 2022
- Overall Mortgage Finance NII will not be as sensitive to changes in index rates as the rest of the portfolio
- Bank's overall NII sensitivity (9.5%, $71M and 20%, $149M) inclusive of Mortgage Finance NII impact

12

13 $2.9M $3.9M $5.8M $4.2M $4.7M $6.0M $44.4M $31.5M $20.3M Non-Interest Income Walk ($M)Fee Income DetailNon-Interest Income Q1-2022 Earnings Overview % of Revenue 19% 14% 10% Deposit Service Charges Investment Banking and Trading Wealth Management Q1 2021 Q4 2021 Q1 2022 Q1 2021 Q1 2022 Q 4 20 21 D ep os it Se rv ic e C ha rg es W ea lth M an ag em en t Q 1 20 22 Br ok er ed L oa n Fe es In ve st m en t B an ki ng & Tr ad in g O th er In co m e1 4 +28% +37% -28% Net Interest Income $16.6M Correspondent Lending13 $27.8M $20.3 $31.5 $1.3 $0.1 -$1.7 -$2.3 -$8.6 Net Interest Margin 2.27% 2.19% 2.22% 2.04% 2.02% 2.11% 2.12% 2.23% $194.0M -$15.5M $0.0M -$1.3M $5.4M $0.9M -$0.0M $183.5M Q4 2021 Loan Volume Loan Yield Loan Fees Investment Securities & Cash Deposits Borrowings Q1 2022

14 $84.5M $88.8M $100.1M $47.7M $56.6M $53.0M $18.1M $1.2M Q1 2021 Q4 2021 Q1 2022 1.54% 2.5x 0.25% 1.34% 2.9x 0.21% 1.27% 3.6x 0.20% ACL on Loans / Loans HFI excl MFLs ACL on Loans / NPAs NPAs / Earning Assets 39% 43% 54% 13% 11% 6% 48% 46% 40% Q1 2021 Q4 2021 Q1 2022 Commercial Energy Real Estate Medium-term CET1 Target 10.19% 11.46% 10.00% 2.06% 1.57% 1.79% 2.65% Criticized Composition |YoYCredit Quality Q1-2022 Earnings Overview 1.5x 0.8x 1.1x 14.04% 15.68% Q1 2021 Q1 2022 50%$945M $476M  Expense base is reinvested and repositioning to support revenue production  Increased front-line talent by over 60% since year end 2020  Organization realignment and new enterprise disciplines support a values- driven credit culture, driving criticized loans down 50% YoY  Capital remains at an all time high and Total Capital Ratio is in the top quartile for peers15, providing confidence and stability as the Bank continues to invest in frontline talent and new capabilitiesCET1 Tier 1 Capital Tier 2 Capital Q1 2021 Q4 2021 Q1 2022 $150.3M $146.6M $153.1M Salaries & Benefits Other NIE Correspondent Lending NIE13 Non-interest Expense $583M Regulatory Capital Levels 65%56% 35% 32% 12%

15 Full Year Guidance Full Year 2022 Guidance Prior Guidance Current Average MFLs11 Decline High-teens % Decline Mid 30s% Decline MFLs11 Yields 2.70-2.90% ~3.00% Revenue Growth Low-to-mid Single Digit Down Low Single Digit Non-interest Expense Growth Low Double Digit Unchanged Achieve Quarterly Operating Leverage (YoY Growth in Quarterly PPNR8) Q4 2022 / Q1 2023 Unchanged  Mortgage Finance volumes are inclusive of the forward curve as of 3/31/2022  All other guidance excludes rate changes Rate Assumptions in Full Year Guidance

16 1. Total Revenue in 2020 and 2021 excludes Correspondent Lending; See slide: Appendix // Correspondent Lending Historical Contribution 2. Non-interest Income for 2020 and 2021 excludes Correspondent Lending; See slide: Appendix // Correspondent Lending Historical Contribution 3. Includes service charges on deposit accounts, as well as fees related to our commercial card program, merchant transactions, wire fees, and FX transactions, all of which are included in other non-interest income and totaled $3.1M for FY 2020, $4.4M for 2021, and $0.8M, $1.1M, $1.2M, $1.3M, and $1.3M for Q1 2021, Q2 2021, Q3 2021, Q4 2021, and Q1 2022, respectively 4. Includes interest-bearing cash and cash equivalents, available-for-sale debt securities, and equity securities 5. See slide: Appendix // Return on Average Tangible Common Equity (ROTCE) 6. Stockholders’ equity excluding preferred stock, less goodwill and intangibles, divided by shares outstanding at period end 7. C&I Loans includes Commercial and Energy loans and excludes PPP loans 8. Net interest income and non-interest income, less non-interest expense 9. Non-interest expense divided by the sum of net interest income and non-interest income 10. Outstanding loans divided by total commitments excluding Mortgage Finance Loans and leases 11. Total Mortgage Finance Loans (MFLs) include Mortgage Warehouse loans and Correspondent Lending LHS 12. Baseline scenarios hold constant balances, market rates, and assumptions as of period end reporting 13. See slide: Appendix // Correspondent Lending Historical Contribution 14. Related to a $5.9M gain on the sale of an energy asset 15. Compared to peer banks with $10-250B in assets for Q4 2021 results Source: S&P Capital IQ Pro Appendix // Footnotes

17 $5.1M $3.4M $2.8M $1.7M 0.98% 0.97% 0.95% 0.93% Q2 2021 Q3 2021 Q4 2021 Q1 2022 $8.6M $8.8M $8.6M $8.2M $7.6M Loan Fees (excl. PPP) Loan Fees (excl. PPP) LHI Yield Contribution NIM Contribution Q1 2021 0.20% 0.08% Q2 2021 0.22% 0.09% Q3 2021 0.22% 0.10% Q4 2021 0.23% 0.10% Q1 2022 0.22% 0.10% Appendix // Loan Fees and PPP PPP Loans Beginning PPP ($M) $728.1 $364.4 $207.3 $82.4 Forgiven PPP ($M) $367.1 $157.1 $124.9 $59.7 Originations ($M) $3.4 $- $- $- Period-end PPP ($M) $364.4 $207.3 $82.4 $22.7 PPP Fees Yield on PPP Loans (excl. Fees)

18 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 LHS (Average) LHS (Period-end) $70.6M $75.5M $95.3M $105.4M $121.1M $1.3M $1.2M $0.0M Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 MSR (Period-end) Risk Weighted ~50% Risk Weighted 250% ($M) Q1 2020 Q2 2020 Q3 2020 Q4 2020 FY 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 FY 2021 Net Interest Income 24.5 1.5 2.8 1.4 30.2 0.9 0.3 0.0 0.0 1.2 Non-interest Income Brokered Loan Fees 2.6 2.8 5.8 3.9 15.1 2.2 0.7 0.0 0.0 2.9 Servicing Income 4.6 5.9 7.1 8.6 26.2 8.8 5.7 0.0 0.0 14.5 Gain/(Loss) on Sale of LHS (13.0) 39.0 25.2 6.8 58.0 5.6 (3.1) (1.2) 0.0 1.3 Non-Interest Expense Salaries & Benefits 3.6 3.5 4.5 3.4 15.0 3.0 3.1 0.4 0.3 6.8 Marketing 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 Legal & Professional 0.8 0.6 0.8 0.9 3.1 1.0 0.8 0.3 0.2 2.3 Communications & Tech 0.7 1.4 1.0 1.0 4.1 0.4 0.3 1.3 0.5 2.5 Servicing-Related Expenses 16.4 20.1 12.3 15.9 64.7 13.0 12.4 2.4 0.0 27.8 Other Expense 0.5 0.5 0.4 0.7 2.1 0.7 0.6 0.6 0.2 2.1 Appendix // Correspondent Lending Historical Contribution

19 ROTCE is a non-GAAP financial measure. ROTCE represents the measure of net income available to common shareholders as a percentage of average tangible common equity. ROTCE is used by management in assessing financial performance and use of equity. A reconcilement of ROTCE to the most directly comparable U.S. GAAP measure, ROCE, for all periods presented below. 2020 ($000s) Q1 20221 ($000s) Net Income Available to Common Stockholders Average Common Equity Less: Average Goodwill and Intangibles Average Tangible Common Equity ROCE ROTCE (1) Ratios are annualized $56,539 $2,686,747 17,857 $2,668,890 2.1% 2.1% $35,337 $2,884,654 17,194 $2,867,460 5.0% 5.0% 2021 ($000s) $235,218 $2,815,656 17,447 $2,798,209 8.4% 8.4% Appendix // Return on Average Tangible Common Equity (ROTCE)